UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 18, 2005


                                NANOSENSORS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                     000-51007               200452700
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)



 1800 Wyatt Drive, Suite #2, Santa Clara, CA                      95054
--------------------------------------------------------------------------------
      (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code:  (408) 855-0051


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

      On August 18, 2005, Lazar, Levine & Felix LLP ("LLF") was appointed as the independent public accountant for NansoSensors, Inc. (the "Registrant") for the year ending November 30, 2005, replacing Madsen & Associates, Inc. ("Madsen"). The Registrant made this change in independent public accountant because it wanted a larger, nationally-based firm as its accountant. This action dismisses Madsen as the Registrant's independent registered public accountant for the year ending November 30, 2005. Registrant's change in independent public accountant was approved by the full Board of Directors of the Registrant on August 18, 2005.

      The audit reports of Madsen on the financial statements of the Registrant as of and for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, other than to contain an explanatory paragraph as to the Registrant's ability to continue as a going concern.

      During the two most recent fiscal years and through the date of this Form 8-K, there were no disagreements between the Registrant and Madsen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Madsen, would have caused Madsen to make reference to the subject matter of the disagreement(s) in connection with its reports.

      During the two most recent fiscal years and through the date of this Form 8-K, the Registrant did not consult with LLF with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

      The Registrant provided a copy of the foregoing disclosures to Madsen and requested that Madsen furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements in this
Item 4.01. A copy of that letter furnished in response to that request will be filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits.

*16.1 Letter of Madsen & Associates, Inc., regarding change in certifying accountant of NanoSensors, Inc.

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* To be filed by Amendment


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NANOSENSORS, INC.
                                            (Registrant)



Date: August 23, 2005                 By: /s/ Ted Wong
                                          -----------------------
                                          Ted Wong
                                          Chief Executive Officer